SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 23, 2001



                            MAVERICK TUBE CORPORATION
                  _____________________________________________

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                            1-10651                  43-1455766
  _____________________                  ____________           _______________
(State or Other Jurisdiction             (Commission               (IRS Employer
       of Incorporation)                  File Number)       Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
____________________________________________________________       ____________
(Address of Principal Executive Offices)                              (Zip Code)



                                 (636) 733-1600
                          _____________________________

              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

Maverick Tube Corporation will supply certain historical financial information to certain analysts who cover Maverick's common stock during its fourth quarter 2000 earnings conference call on Tuesday January 23, 2001 at 10:00 a.m. CDT. The financial information is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         None.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 23, 2001


                            MAVERICK TUBE CORPORATION


                                    By:  /s/ Pamela G. Boone
                                       __________________________________
                                               Pamela G. Boone
                                         Acting Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit        Description
_______        ___________

99.1           Certain Historical Financial Information